Exhibit 10.4

EXECUTION VERSION

CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT

This CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of June 29, 2016 (this “Amendment”), is entered into among the undersigned in connection with that certain Credit Agreement, dated as of January 15, 2016, among Sunrun Hera Portfolio 2015-A, LLC, a Delaware limited liability company, as Borrower (the “Borrower”), the financial institutions as Lenders from time to time party thereto (the “Lenders”) and Investec Bank PLC, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as Issuing Bank (in such capacity, the “Issuing Bank”), as amended by that certain First Amendment to Credit Agreement and Collateral Agency Agreement, dated as of May 12, 2016, by and among the Borrower, the Administrative Agent, the Lenders party thereto, the Issuing Bank and Deutsche Bank Trust Company Americas, as Collateral Agent (the “Collateral Agent”) (as amended prior to the date hereof, the “Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”). Capitalized terms which are used but not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower wishes to make certain amendments to the Credit Agreement and the undersigned wish to agree to make such amendments; and

WHEREAS, the Borrower also wishes to obtain consent from the Administrative Agent and the Required Lenders to acquire (i) the [***] Fund (the “[***] Fund”) as such fund is identified by the Borrower in that certain Tax Equity Fund Certificate, dated as of June 29, 2016, and delivered by the Borrower to the Administrative Agent in accordance with Section 2.05(b)(i) of the Credit Agreement  and (ii) the [***] Fund (the “[***] Fund”), as such fund is identified by the Borrower in that certain Tax Equity Fund Certificate, dated as of June 29, 2016, and delivered by the Borrower to the Administrative Agent in accordance with Section 2.05(b)(i) of the Credit Agreement (such acquisitions, collectively, the “Acquisition”).

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I.Amendments to the Credit Agreement.  Subject to the satisfaction of the conditions set forth in Article III below, the following amendments to the Credit Agreement are hereby accepted and agreed by the parties hereto:

1.Additional Definitions.  The following new definitions are added to Section 1.01 of the Credit Agreement (in proper alphanumeric order):

“Battery Storage Approval” shall have the meaning given to it in Section 7.19.”

“Second Amendment Effective Date” means June 29, 2016.”

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

“[***] Opco” means Sunrun [***] Owner [***], LLC, a Delaware limited liability company.”

“[***] Opco” means Sunrun [***] Owner 2015, LLC, a Delaware limited liability company.”

2.Amendment to Section 2.05(e).  Section 2.05(e) of the Credit Agreement is hereby amended and restated in its entirety with the following text:

“Simultaneously with any acquisition or formation by the Borrower of a Partnership Flip Fund, an Inverted Lease Fund, any other tax equity investment fund, a Wholly Owned Holdco or a Wholly Owned Opco pursuant to Section 2.05, each of the following shall be updated automatically without any further action by the Parties hereto, in each case as set forth in the applicable Tax Equity Certificate delivered pursuant to Section 2.05(a), Section 2.05(b) or Section 2.05(c) or the applicable Wholly Owned Opco Certificate delivered pursuant to Section 2.05(d): (i) Schedule 5.03(e) and Schedule 5.03(f) to include the new Relevant Parties, (ii) Schedule 1.01(a) to include any Tax Equity Documents and/or Wholly Owned Opco Documents of the new Relevant Parties, as applicable, (iii) Schedule A to include any Project Information in respect of the new Relevant Parties and (iv) Schedule 1.01(b) to include any new manufacturer in respect of Projects purchased or leased by the new Opcos that was not an Approved Manufacturer prior to such acquisition or formation pursuant to this Section 2.05 that has been approved by the Administrative Agent in consultation with the Independent Engineer.”

3.Amendments to Article VII.  Article VII to the Credit Agreement is hereby amended by inserting at the end thereof the following sections (in proper alphanumeric order):

“Section 7.18. [***] Fund.  From and after the Second Amendment Effective Date, the Borrower shall not permit [***] Opco to purchase any additional Project for which the applicable Customer has a FICO® Score of less than [***]; provided, that, for the avoidance of doubt, the Borrower acknowledges and agrees that none of the [***] Projects currently owned by [***] Opco for which the applicable Customer has a FICO® Score of less than [***] shall constitute an Eligible Project hereunder.”

“Section 7.19. [***] Fund.  The Borrower shall not permit [***] Opco to purchase more than [***] Projects that include battery storage until such time as, following the delivery by the Borrower to the Administrative Agent of a report by the Independent Engineer regarding battery storage, the Administrative Agent and the Required Lenders agree that such Projects, which include battery storage, shall constitute Eligible Projects hereunder (the “Battery Storage Approval”); provided, that, the Borrower agrees that any Project owned or purchased by [***] Opco that includes battery storage shall not constitute an Eligible Project until the Battery Storage Approval is obtained.”

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

4.Amendment to Annex B.  Section 9 of Part I of Annex B to the Credit Agreement is hereby amended and restated in its entirety with the following text:

“With respect to a Date Certain Partnership Flip Fund, after certain criteria have been satisfied, the Tax Equity Class A Member will have the option to sell all of the Partnership Flip Investor Units to the Sponsor or its designee pursuant to an agreed methodology (which is not based upon the achievement of a target internal rate of return) during an agreed period.”

5.Amendment to Annex C.  Section 9 of Part I of Annex C to the Credit Agreement is hereby amended and restated in its entirety with the following text:

“(i) With respect to an IRR Partnership Flip Fund, after certain criteria have been satisfied, the Partnership Flip Holdco will have the option to purchase all of the Partnership Flip Investor Units from the Tax Equity Class A Member for a stated amount or pursuant to an agreed methodology (which may include a purchase price equal to the greater of (x) the fair market value of the Partnership Flip Investor Units or (y) an amount necessary to cause the Tax Equity Class A Member to reach its target internal rate of return pursuant to the Partnership Flip LLCA) or (ii) with respect to a Date Certain Partnership Flip Fund, after certain criteria have been satisfied, the Tax Equity Class A Member will have the option to sell all of the Partnership Flip Investor Units to the Sponsor or its designee pursuant to an agreed methodology (which is not based upon the achievement of a target internal rate of return) during an agreed period.”

II.Limited Consent.  At the request of the Borrower and subject to the satisfaction of the conditions set forth in Article III below, the Administrative Agent and each of the Lenders party hereto, which constitute the Required Lenders, hereby consents and agrees to the Acquisition, for which consent of the Administrative Agent and the Required Lenders is required pursuant to Section 2.05(b)(iii) of the Amended Credit Agreement (the “Consent”). For the avoidance of doubt, at all times following the Amendment Effective Date (as defined below), the Borrower shall comply with all provisions of the Amended Credit Agreement. The Consent granted pursuant to this Article II is limited precisely as written and shall not extend to any other provision of the Credit Agreement or the Amended Credit Agreement.

III.Conditions Precedent to Effectiveness.  The amendments contained in Article I and the Consent contained in Article II shall not be effective until the date (such date, the “Amendment Effective Date”) that:

1.the Administrative Agent shall have received copies of this Amendment executed by the Borrower and the Lenders, and acknowledged by the Administrative Agent; and

2.the Borrower shall have paid all fees, costs and expenses of the Administrative Agent and the Lenders incurred in connection with the execution and delivery of this Amendment (including third-party fees and out-of-pocket expenses of the Lenders’ counsel and other advisors or consultants retained by the Administrative Agent).

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IV.Representations and Warranties. The Borrower represents and warrants to each Agent and each Lender Party that the following statements are true, correct and complete in all respects as of the Amendment Effective Date:

1.Power and Authority; Authorization.  The Borrower has all requisite power and authority to execute, deliver and perform its obligations under this Amendment and the Borrower has all requisite power and authority to perform its obligations under the Amended Credit Agreement.  The Borrower has duly authorized, executed and delivered this Amendment.

2.Enforceability.  Each of this Amendment and the Amended Credit Agreement is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that enforceability may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights, (ii) the effect of general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or (iii) implied covenants of good faith and fair dealing.

3.Credit Agreement Representations and Warranties. Each of the representations and warranties set forth in the Credit Agreement is true and correct in all respects both before and after giving effect to this Amendment, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct in all respects as of such earlier date.

4.Defaults. No event has occurred or is continuing as of the date hereof, or will result from the transactions contemplated hereby as of the date hereof, that would constitute an Event of Default or a Default.

V.Limited Amendment.  Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the other Secured Parties under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, and the Borrower acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.  From and after the Amendment Effective Date, all references to the Credit Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the Amended Credit Agreement.

VI.Miscellaneous.

1.Counterparts.  This Amendment may be executed in one or more duplicate counterparts and by facsimile or other electronic delivery and by different parties on different counterparts, each of which shall constitute an original, but all of which shall constitute a single document and when signed by all of the parties listed below shall constitute a single binding document.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2.Severability.  In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.

3.Governing Law, etc..  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK.  The provisions in Sections 12.08(b) through (d) and Section 12.09 of the Amended Credit Agreement shall apply, mutatis mutandis, to this Amendment and the parties hereto.

4.Loan Document.  This Amendment shall be deemed to be a Loan Document for all purposes of the Amended Credit Agreement and each other Loan Document.

5.Headings.  Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

6.Execution of Documents.  The undersigned Lenders hereby authorize and instruct the Administrative Agent to execute and deliver this Amendment.

[Signature Pages Follow]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

SUNRUN HERA PORTFOLIO 2015-A, LLC, as Borrower

By:	Sunrun Hera Portfolio 2015-B, LLC
Its:	Sole Member

By:	Sunrun Hera Holdco 2015, LLC
Its:	Sole Member

By:	Sunrun Inc.
Its:	Sole Member

By:	/s/ Robert Komin, Jr.
Name:	Robert Komin, Jr.
Title:	Chief Financial Officer

[Signature Page to Second Amendment (AF Credit Agreement)]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

INVESTEC BANK PLC, as Administrative Agent

By:	/s/ Andrew Nosworthy
Name:	Andrew Nosworthy
Title:	Authorised Signatory

By:	/s/ Andrew Meil
Name:	Andrew Meil
Title:	Authorised Signatory

[Signature Page to Second Amendment (AF Credit Agreement)]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

INVESTEC BANK PLC, as Issuing Bank

By:	/s/ Andrew Nosworthy
Name:	Andrew Nosworthy
Title:	Authorised Signatory

By:	/s/ Adam Gordon
Name:	Adam Gordon
Title:	Authorised Signatory

[Signature Page to Second Amendment (AF Credit Agreement)]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

INVESTEC BANK PLC, as Lender

By:	/s/ Andrew Nosworthy
Name:	Andrew Nosworthy
Title:	Authorised Signatory

By:	/s/ Adam Gordon
Name:	Adam Gordon
Title:	Authorised Signatory

[Signature Page to Second Amendment (AF Credit Agreement)]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

KEYBANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Lisa A. Ryder
Name:	Lisa A. Ryder
Title:	Senior Vice President

[Signature Page to Second Amendment (AF Credit Agreement)]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SUNTRUST BANK, as Lender

By:	/s/ Nina Johnson
Name:	Nina Johnson
Title:	Director

[Signature Page to Second Amendment (AF Credit Agreement)]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SILICON VALLEY BANK, as Lender

By:	/s/ Sayoji Goli
Name:	Sayoji Goli
Title:	Vice President

[Signature Page to Second Amendment (AF Credit Agreement)]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

HSBC BANK USA, NATIONAL ASSOCIATION, as Lender

By:	/s/ James Kaiser
Name:	James Kaiser
Title:	Managing Director

[Signature Page to Second Amendment (AF Credit Agreement)]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ING CAPITAL LLC, as Lender

By:	/s/ Erwin Thomet
Name:	Erwin Thomet
Title:	Managing Director

By:	/s/ Thomas Cantello
Name:	Thomas Cantello
Title:	Director

[Signature Page to Second Amendment (AF Credit Agreement)]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SUNRUN GAIA PORTFOLIO 2016-A, LLC, as Lender

By:	Sunrun Gaia Holdco 2016, LLC
Its:	Sole Member

By:	Sunrun Inc.
Its:	Sole Member

By:	/s/ Robert Komin, Jr.
Name:	Robert Komin, Jr.
Title:	Chief Financial Officer

[Signature Page to Second Amendment (AF Credit Agreement)]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.